UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2026

APTERA MOTORS CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42884	83-4079594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5818 El Camino Real
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 371-3151

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	SEV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On April 8, 2026, Aptera Motors Corp. (the “Company”) entered into a settlement agreement and release with Zaptera USA, Inc. (“Zaptera”) (the “Settlement”). In connection with and as consideration for the Settlement, pursuant to an equity issuance agreement, on April 8, 2026, the Company agreed to issue to Zaptera 105,000 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Shares”), and warrants to purchase up to 210,000 shares of Class B common stock (the “Warrants”). The Warrants have an exercise price equal to $2.78. The issuance of the Shares and Warrants was made in a transaction exempt from registration in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure.

On April 14, 2026, the Company issued a press release announcing the resolution of the litigation. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”), and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events.

As previously disclosed in certain of the Company’s filings with the SEC, in August 2024, Zaptera filed a complaint against the Company in the U.S. District Court for the Southern District of California, which was amended in February 2025. In June 2025, the Court dismissed a subset of claims and Zaptera filed a Second Amended Complaint on June 26, 2025. The Second Amended Complaint asserted certain claims against the Company and a group of individuals associated with the Company (collectively, the “Action”).

On April 9, 2026, through a joint stipulation of the parties filed with the U.S. District Court for the Southern District of California, all claims in the Action were dismissed with prejudice. In connection with the resolution of the Action, the Company agreed to the issuance of equity consideration as discussed above.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press Release, dated April 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptera Motors Corp.

	By:	/s/ Chris Anthony
	Name:	Chris Anthony
	Title:	Co-Chief Executive Officer

Date: April 14, 2026